Exhibit (c) (18)

Exhibit (c)(14)

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

DENALI DISCUSSION MATERIALS

December 6, 2012

STRICTLY PRIVATE AND CONFIDENTIAL

Preliminary Analysis – For Discussion Purposes Only

Strictly Private and Confidential

DENALI DISCUSSION MATERIALS

This presentation was prepared for the benefit and use of the J.P. Morgan client to whom it is directly addressed and delivered (including such client’s subsidiaries, the “Company”) in order to assist the Company in evaluating, on a preliminary basis, the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure, in whole or in part, to any other party. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by J.P. Morgan. Neither this presentation nor any of its contents may be disclosed for any other purpose without the prior written consent of J.P. Morgan.

The information in this presentation is based upon any management forecasts supplied to us and reflects prevailing conditions and our views as of this date, all of which are accordingly subject to change. J.P. Morgan’s opinions and estimates constitute J.P. Morgan’s judgment and should be regarded as indicative, preliminary and for illustrative purposes only. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of the Company or which was otherwise reviewed by us. In addition, our analyses are not and do not purport to be appraisals of the assets, stock, or business of the Company or any other entity. J.P. Morgan makes no representations as to the actual value which may be received in connection with a transaction nor the legal, tax or accounting effects of consummating a transaction. Unless expressly contemplated hereby, the information in this presentation does not take into account the effects of a possible transaction or transactions involving an actual or potential change of control, which may have significant valuation and other effects.

Notwithstanding anything herein to the contrary, the Company and each of its employees, representatives or other agents may disclose to any and all persons, without limitation of any kind, the U.S. federal and state income tax treatment and the U.S. federal and state income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure insofar as such treatment and/or structure relates to a U.S. federal or state income tax strategy provided to the Company by J.P. Morgan.

J.P. Morgan’s policies prohibit employees from offering, directly or indirectly, a favorable research rating or specific price target, or offering to change a rating or price target, to a subject company as consideration or inducement for the receipt of business or for compensation. J.P. Morgan also prohibits its research analysts from being compensated for involvement in investment banking transactions except to the extent that such participation is intended to benefit investors.

IRS Circular 230 Disclosure: JPMorgan Chase & Co. and its affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters included herein (including any attachments) is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone not affiliated with JPMorgan Chase & Co. of any of the matters addressed herein or for the purpose of avoiding U.S. tax-related penalties.

J.P. Morgan is a marketing name for investment banking businesses of JPMorgan Chase & Co. and its subsidiaries worldwide. Securities, syndicated loan arranging, financial advisory and other investment banking activities are performed by a combination of J.P. Morgan Securities LLC, J.P. Morgan plc, J.P. Morgan Securities Ltd. and the appropriately licensed subsidiaries of JPMorgan Chase & Co. in Asia-Pacific, and lending, derivatives and other commercial banking activities are performed by JPMorgan Chase Bank, N.A. J.P. Morgan deal team members may be employees of any of the foregoing entities.

DENALI

J.P.Morgan

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Agenda

Page

Perspectives on industry trends and Denali valuation observations 1

Process update and key transaction considerations 13

Strategic alternatives update 23

Process timing and next steps 28

Appendix 30

DENALI DISCUSSION MATERIALS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Denali’s stock price remains under pressure

Stock price performance since formation of Special Committee on 8/20/12

$16.00 $14.00 $12.00 $10.00 $8.00 $6.00

8/21/12

Q2 FY13 results: Revenue: EPS:

9/14/12

Initial SC meeting

9/23/12

SC meeting with Board to review forecast benchmarking

10/27/12

SC meeting to review initial indications

Denali (23%)

8/20/12

Formation of Special Committee (“SC”)

9/21/12

Follow up SC meeting with Board

10/9/12

SC meeting on process and strategic alternatives

10/18/12

Follow up SC meeting on process and strategic alternatives

11/15/12

Q3 FY13 results: Revenue: EPS:

8/20/12 9/9/12 9/29/12 10/20/12 11/9/12 11/30/12

Since SC formation 1-year 3-year CY13E Cash adj. FV/EBITDA1 P / E

(23.2%) (39.0%) (30.3%) 3.8x 5.8x

(35.3%) (54.0%) (73.8%) 3.5x 3.8x

8.1% 30.7% 64.0% 6.0x 14.4x

16.0% 59.0% 45.2% 5.9x 10.4x

(2.5%) (25.2%) (66.0%) 7.2x 22.9x

15.4% 54.0% (31.5%) 3.9x 12.2x

(15.3%) (11.0%) 4.4% 4.2x 7.8x

(8.2%) (16.8%) (13.0%) 5.5x 6.2x

Source: Company press releases, FactSet as of 11/30/12

Note: SC meetings represent meetings where J.P. Morgan was present; Earnings results show performance relative to Street consensus

1 Firm value adjusted for repatriation of foreign cash, assuming a friction cost of 35%; 2 Tech Data not pro-forma for acquisition of select distribution companies from SDG

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Denali and peers continue to be challenged amid weak industry fundamentals

Key observations

Denali’s markets challenged by macro headwinds and weak IT spending outlook

Increased pressure from progressively deteriorating PC market environment

Continued weak operating and financial performance across the PC sector

Networking and storage continue to be areas of growth

Limited visibility and missed Street expectations appear to have led to increased investor focus on near-term execution

Change in CY12E1 Street estimates - 1 year ago vs. today

Company % in Revenue % in EPS Quarterly execution track record (misses / total) Revenue EPS

(10.4%) (15.3%) 3 / 4 3 / 4

(2.8%) (1.0%) 3 / 4 0 / 4

(9.7%) nm 3 / 4 4 / 4

11.9% 31.3% 0 / 4 0 / 4

5.8% 20.0% 1 / 4 1 / 4

(1.7%) (1.2%) 1 / 4 1 / 4

(8.8%) (22.1%) 1 / 4 0 / 4

(3.7%) (12.0%) 3 / 4 0 / 4

Source: Company filings; ThomsonOne for Street consensus

1 CY12E represents Denali’s FY13E (FYE January), HP’s FY12E (FYE October), Lenovo’s FY13E

(FYE March) and NetApp’s FY13E (FYE April)

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Industry analyst forecasts on the PC market are progressively deteriorating

Worldwide PC, tablet and smartphone shipments

Win iPhone

Vista intro

iPad

Win 7 intro

Win 8, Surface,

XPS 10 / Latitude 10

2012-15E CAGR

Worldwide shipments (mm)

1,200.0 600.0 500.0 400.0 300.0 200.0 100.0 0.0

PCs

Smartphones

Tablets

Smartphones

JPM2: 21.4%

IDC: 17.3%

PCs

Gartner:

~4%-5%1

IDC: ~4.1%1

JPM2: (1.0%)3

Barclays: (4.1%)

MS: (4.7%)4

Tablets

JPM2: 60.2%3

MS: 38.3%

Barclays: 33.8%

Gartner: 32.3%

IDC 8 : 25.8%

‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12E ‘13E ‘14E ‘15E

Forecasted PC ASP5: $627 $612 $598 $583

Increasing downward momentum in PC market

Rising cannibalization from smartphones and tablets

Further extension of PC refresh cycle

Windows 8 adoption uncertain and unexpected slowdown in enterprise Windows 7 upgrades

PC shipment growth in emerging markets declining faster than expected

HP guidance forecasts 0-1% PC revenue growth for 2012-2015

Industry and analyst forecasts revised down

Source Time period PC shipment growth Prior6 Revised7 Variance

Gartner1 ‘12-‘15E 7.4% ~4%-5% ~(2%)-(3%)

IDC1 ‘12-‘15E 7.0% ~4.1% ~(2.9%)

J.P. Morgan2 ‘11-‘13E 2.3% (1.0%) (3.3%)

Barclays ‘12-‘15E (1.0%) (4.1%) (3.0%)

Morgan Stanley ‘11-‘13E 1.1% (4.7%) (5.8%)

Source: Company filings, Wall Street research, IDC, Gartner, Morgan Stanley, J.P. Morgan, Barclays

1 Represents preliminary estimates for IDC and Gartner as they are currently revising their forecasts and are expected to publish updated reports in mid-Dec 2012; 2 Based on J.P. Morgan research estimates; 3 CAGR shown from 2011-2013E (Latest J.P. Morgan estimates only available for 2011-2013E); 4 CAGR shown from 2011-2013E (Latest Morgan Stanley estimates only available for 2011-2013E); 5 Based on IDC estimates (Sep 2012); 6 Prior Gartner and IDC estimates from Sep 2012; Prior J.P. Morgan estimates from Mar 2012; Prior Barclays estimates from Aug 2012; Prior Morgan Stanley estimates from May 2012; 7 Revised J.P. Morgan and Barclays estimates from Nov 2012; Revised Morgan Stanley estimates from Sep 2012; 8 Revised IDC tablet forecast as of 12/5/12 estimates 2012-2016 CAGR of 23.3%

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Perspectives on Denali’s Q3 performance

Non-GAAP financials ($mm, except per share data)

Q3 FY13 Actual

Q3 FY13 Consensus

Q3 FY13 9/21 Plan

Q3 FY13 July Plan

Revenue $13,721 $13,895 $14,100 $16,050

Gross profit 3,013 3,096

% margin 22.0% 22.3%

Operating income 886 928

% margin 6.5% 6.7%

Net income 679 696

% margin 4.9% 5.0%

Diluted EPS $0.39 $0.40 $0.37 $0.62

Business highlights

Weak results from Desktop & Mobility (-19% YoY)

ES&S performance remains strong (+3% YoY)

Mix shift to ES&S partially mitigated PC margin pressure

Storage in-line with overall market but below expectations

Source: Company filings; FactSet for Street consensus; Denali Management for plan

Key Street positives

“Despite the challenges in Denali’s PC business, we believe Denali’s efforts to migrate up the value stack and shift its earnings stream to more IP-rich solutions will ultimately drive shareholder value.”

“Denali’s balance sheet remains in good condition, and operating cash flow rebounded nicely in 3Q following two consecutive weak quarters.”

Key Street negatives

“Denali still needs PC scale/channels for any enterprise transition to work, and either way seems unable to fill up the enterprise side of its revenue tub as fast as PCs drain out the other.”

“The strategy of “staying above the fray” to protect PC margins isn’t working; recent results could make mincemeat of its long-term forecasts.”

Source: Wall Street research

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Deteriorating PC fundamentals have resulted in significantly reduced expectations for Denali’s FY14E performance since January

Consensus estimates - FY14E revenue ($ in billions)

2/21/12: FQ1’13 guidance in line with historical sequential decline of 4%1

5/22/12: FQ2’13 guidance in line with historical sequential increase of 2% to 4%

8/21/12: FQ3’13 guidance of 2% to 5% sequential decline

11/15/12: FQ4’13 guidance of 2% to 5% sequential increase

7/12/12: Board approved management plan

9/21/12: Revised Board reviewed management plan

$64.0 $63.7 $63.5 $63.5 $61.3 $61.1 $60.8 $58.1 $57.7 $57.5 $55.9 % since January: (12.6%)

1/31/12 2/29/12 3/31/12 4/30/12 5/31/12 6/30/12 7/31/12 8/31/12 9/30/12 10/31/12 11/30/12

Consensus estimates - FY14E EPS

2/21/12: FY13E EPS guided to be greater than FY12A EPS of $2.13

5/22/12: Disappointing start to new year but reaffirms FY13E EPS guidance

8/21/12: Lowers FY13E EPS guidance to $1.70

11/15/12: Reaffirms FY13E EPS guidance of at least $1.70

7/12/12: Board approved management plan

9/21/12: Revised Board reviewed management plan

$2.00 $2.18 $2.18 $2.21 $2.03 $2.03 $2.02 $1.81 $1.79 $1.78 $1.67 % since January: (16.5%)

1/31/12 2/29/12 3/31/12 4/30/12 5/31/12 6/30/12 7/31/12 8/31/12 9/30/12 10/31/12 11/30/12

FY14E consensus estimates, as of 11/30/12, are based on 33 research analysts

Source: Company filings, ThomsonOne

1 Represents a normalized sequential decline of 7% in revenue (in line with historical trends) after accounting for the 14th week included in FQ1’13

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

9/21 management plan

Revenue ($ in billions)

CAGR: 5.0%

$57.5 $59.9 $63.2 $66.6

FY13E FY14E FY15E FY16E

% growth (7.4%) 4.2% 5.5% 5.3%

Gross profit ($ in billions)

CAGR: 6.3%

$12.8 $13.7 $14.6 $15.3

FY13E FY14E FY15E FY16E

% margin 22.2% 22.8% 23.0% 23.0%

Operating income ($ in billions)

CAGR: 9.6%

$4.0 $4.2 $4.9 $5.3

FY13E FY14E FY15E FY16E

% margin 7.0% 7.0% 7.7% 7.9%

EPS

CAGR: 11.8%

$1.70 $1.81 $2.14 $2.37

FY13E FY14E FY15E FY16E

% growth (20.5%) 6.5% 18.6% 10.6%

Source: Management estimates

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

9/21 management plan vs. market-based forecasts

FY14E

Revenue ($bn)

$ 51.3 $55.9 $58.5 $59.9

Market-low case1 Consensus2 Market-high case3 Mgmt 4

y/y growth (9.1%) (1.4%) 2.8% 4.2%

Operating income ($bn)

$3.6 $3.8 $4.1 $4.2

Market-low case1 Consensus2 Market-high case3 Mgmt 4

Margin 7.1% 6.7% 7.0% 7.0%

EPS

$1.62 $1.67 $1.80 $1.81

Market-low case1 Consensus2 Market-high case3 Mgmt 4

y/y growth (4.6%) (2.3%) 3.8% 6.5%

FY16E

Revenue ($bn)

$ 43.7 $55.4 $61.7 $66.6

Market-low case1 Consensus2 Market-high case3 Mgmt 4

13-16E CAGR (8.2%) (0.8%) 2.7% 5.0%

Operating income ($bn)

$2.4 $3.7 $4.3 $5.3

Market-low case1 Consensus Market-high case3 Mgmt 4

Margin 5.5% 6.7% 7.0% 7.9%

EPS

$1.06 $1.72 $1.97 $2.37

Market-low case1 Consensus2 Market-high case3 Mgmt 4

13-16E CAGR (14.5%) 0.3% 4.3% 11.8%

Note: Denali is currently covered by 33 research analysts; analysts have updated their forecast models post the Q3 earnings call

1 Market-low based on Pacific Crest estimates as of 11/15/12, extrapolation to (2.0%) perpetuity growth rate, operating income margins stepped down to historical trough over last 5 years of 5.5%

2 Consensus based on mean of Street estimates as of 11/30/12; extrapolation to 0.0% perpetuity growth rate, margins held constant as % of revenue

3 Market-high based on Sterne Agee estimates as of 11/15/12; to 2.0% perpetuity growth rate, margins held constant as % of revenue

4 Based on Management’s revised financial plan as of 9/21/12 stepped down to 2.0% perpetuity growth rate by FY22E. Post formation of the 9/21 management plan, management has reduced FY13E share repurchases from $1,100mm to $700mm. No changes to subsequent periods

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Denali valuation observations - market-based approach

Implied value per share

Trading metrics Trading multiples DEV Premiums

$20.00 $17.50 $15.00 $12.50 $10.00 $7.50 $5.00

$18.32 $8.86

$16.00 $8.50

$13.50 $8.75

$14.00 $9.00

6.0x 5.5x 3.9x $15.00 $9.75 3.5x

$15.25 $9.75

$13.00 $6.50

$13.25 $6.75

14.4x 12.2x 6.2x $14.50 $7.25 3.8x

$14.50 $7.25

$15.00 $6.50

$14.50 $10.25

Silver Lake bid:

$12.70

Price 12/4:

$10.31

Unaffected

price 11/30:

$9.64

52-week trading range

Analyst price targets

Market-low case

Consensus

Market-high case

Mgmt

Cash adjusted EV / EBITDA

3.5-5.5x FY14E

Market-low case

Consensus

Market-high case

Mgmt

P / E

4.0-8.0x FY14E

P / E

4.0-8.0x

FY14-15E

Historical LBO

premiums

Source: Management estimates, Wall Street research, FactSet; market data as of 11/30/12

Note: All values rounded to nearest $0.25, except 52-week trading range and analyst price targets

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Denali valuation observations - discounted cash flow approach

Implied value per share

$28.00 $26.00 $24.00 $22.00 $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 $8.00

$11.50 $10.00

$17.75 $14.25

$23.75 $17.50

$27.50 $20.00

Silver Lake bid:

$12.70

Price 12/4:

$10.31

Unaffected

price 11/30:

$9.64

Market-low

case

Consensus

Market-high

case

Mgmt

Source: Management estimates, Wall Street research, FactSet; market data as of 11/30/12 Note: All values rounded to nearest $0.25, except 52-week trading range and analyst price targets

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Precedent domestic premiums analysis - 2009 to Q3 2012

1-day premium for domestic M&A >$1bn since 2009

(409 transactions)

38% 23% 28% 10%

Silver Lake bid: 32%

(EV premium: 46%)

Top quart. Median Mean Bottom quart.

1-day premium for domestic M&A >$10bn since 2009

(22 transactions)

60% 28% 33% 12%

Silver Lake bid: 32%

(EV premium: 46%)

Top quart. Median Mean Bottom quart.

1-day premium for domestic LBOs >$1bn since 2009

Silver Lake bid: 32%

(EV premium: 46%)

(34 transactions)

36% 28% 23% 7%

Top quart. Median Mean Bottom quart.

1-day premium for 5 largest domestic LBOs since 2009

Silver Lake bid: 32%

(EV premium: 46%)

50% 43% 36% 31% 17%

Premiums Mean Median

5 largest LBOs since 2009 35% 36%

Target

Date 11/5/09 9/2/10 10/25/10 11/18/10 7/3/11

Size ($bn) $5.8 $4.3 $4.3 $5.7 $6.4

Source: Company filings, FactSet

Note: Premiums based on unaffected share price prior to any transaction rumors; Includes majority stake, domestic, all-cash transactions; Data as of Q3 2012; Silver Lake’s premium based on closing share price of $9.64 on 11/30/12

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Premia for the five largest domestic LBOs - 2000 to Q3 2012

Premiums Mean Median

5 largest LBOs since 2000 27% 24%

Silver Lake bid: 32% (EV premium: 46%)

36% 35% 24% 23% 18%

Target

Date 9/30/06 3/30/07 8/9/07 5/19/07 7/24/06

Transaction size ($bn) $21.7 $29.7 $43.5 $28.6 $33.1

Source: Company filings, FactSet

Note: Premiums based on unaffected share price prior to any transaction rumors; Silver Lake’s premium based on closing share price of $9.64 on 11/30/12

PERSPECTIVES ON INDUSTRY TRENDS AND DENALI VALUATION OBSERVATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Agenda

Page

Perspectives on industry trends and Denali valuation observations 1

Process update and key transaction considerations 13

Strategic alternatives update 23

Process timing and next steps 28

Appendix 30

DENALI DISCUSSION MATERIALS

DENALI

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Update since our last meeting

J.P. Morgan met with the Special Committee on October 27th to review the initial bids

Since then, Sponsor A, Salamander and their respective legal and tax advisors have met with Denali management to continue to perform business, financial and tax diligence

Sponsor A and Salamander have also separately met with the founding shareholder to assist them in further considering a potential transaction

BCG has been hired to work with the Special Committee, J.P. Morgan and Debevoise to help assess public alternatives for Denali. BCG has since been provided access to the data room and has met with management and other stakeholders to review the business in detail

A revised indication of interest was received from Salamander on December 4th. Sponsor A has decided to drop out of the process

PR OC E S S U P DAT E AND K EY T R ANSA CTI O N C O N S I D ERAT IO NS

DE N A L I

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Diligence recap since 10/23

Sponsor A

of sessions

10

16

Key senior management

Founding Shareholder (CEO) Brian Gladden (CFO)

Steve Felice (Chief Commercial Officer)

Jeff Clarke (President, Global Operations and EUC Solutions) Larry Tu (General Counsel) Tom Sweet (Corp. Finance and Controller) Jeff Likosar (CFO Operations)

Thomas Luttrell (Treasurer) Tom Vallone (Tax)

Other advisors

Manny Maceda (Bain and Company) E&Y (Tax advisors)

Key topics

Business

EUC diligence ESG diligence

Attach rates and cross-sell Go-to-market and pricing dynamics M&A strategy

Financial

Working capital / cash flow DFS considerations Capitalization

Financial modeling / scenario analysis

Tax

Existing tax structure

Transaction-related repatriation strategy

Other

Q3 performance and implications of outlook

PR OC E S S U P DAT E AND K EY T R ANSA CTI O N C O N S I D ERAT IO NS

DE N A L I

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

J.P. Morgan diligence observations

Business

Key observations

EUC is a key driver to the ongoing viability of the Services, S&P and DFS businesses

Additional diligence required to fully assess attach rates and impact of PC cycles and revenue mix shifts

Likely significant dis-synergies from separation of the EUC business - yet to be quantified

DFS is integral to the funding / competitiveness of the business

Substantial inefficiencies in sales force / go-to-market approach with proactive efforts underway to improve structure

With recent scale acquisitions key elements of enterprise solution are in place; however, successful integration is critical to effectively transform the business

Significant transformation and momentum shift required to execute on management business plan

Questions surrounding depth in talent below executive level

Financial

Limited near- and long-term visibility into the financial and operating performance of EUC, particularly given the ongoing debate between market share growth vs. margin preservation

Lack of clarity regarding specifics of cost savings initiatives and reinvestment opportunities and too early in transition to fully reflect details in financial model

Potential flexibility to meaningfully reduce working capital needs through adjustment of intercompany and vendor payment terms

Tax

Substantial degree of confidence in ability to access up-front cash without adverse U.S. tax implications

However, additional diligence required to get comfortable with potential tax leakage from repatriation of future off-shore cash flows

PROCESS UPDATE AND KEY TRANSACTION CONSIDERATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Revised indication of interest summary

Current Prior

Offer price per share $12.70 $11.22 - $12.16

Denali market price per share $9.64 (unaffected price as of 11/30) $9.353

Implied equity premium

One-day1: 32% 20% - 30%

One-month avg.2: 35% 15% - 25%

Enterprise value premium 46% 30% - 45%

Key Assumptions

Retention of DFS

Retention of DFS

Ability to access up-front cash without adverse U.S. tax implications

Ability to access up-front cash without adverse U.S. tax implications

Debt

Debt

Rollover debt: $4.9 billion Rollover debt: $6.0 billion

New debt: $10.1 billion New debt: $9.0 billion

Total debt: $15.0 billion Total debt: $15.0 billion

Financing Equity Equity

Rollover equity: $3.5 billion Rollover equity: $3.1 billion

New equity: $4.7 billion4 New equity: $3.4 billion

Total equity: $8.2 billion Total equity: $6.5 billion

Timing 6 weeks transaction timing 6 - 8 weeks overall transaction timing

1 1-day premium based on closing unaffected share price on 11/30/12 of $9.64

2 1-month premium based on average closing share price of $9.40 for the 1-month period ending 11/30/12

3 As of 10/23/12

4 Includes equity of up to $2 billion from Silver Lake with the remainder coming from some combination of Silver Lake LPs and other co-investors, additional investment by founding shareholder, and potential rollover equity from other public shareholder

PROCESS UPDATE AND KEY TRANSACTION CONSIDERATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Remaining diligence items and timing for Silver Lake

Transaction structure:

Finalization of pro forma legal and tax structure

2013 financial plan:

Agree upon 2013 budget during next phase as part of management’s natural financial planning cycle

Customary confirmatory diligence

Secured debt financing commitments to be obtained simultaneously with diligence process

Announce: mid-January

Close: mid-2013

PROCESS UPDATE AND KEY TRANSACTION CONSIDERATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Perspectives on proposed financing

Pro forma capitalization ($ in billions)

$ Amount xLTM EBITDA

Total new debt raised $10.1 2.0x

Rollover debt $4.9 1.0x

Total debt $15.0 3.0x

Observations

Total Debt

$10bn or approximately 2x EBITDA of new LBO debt could be raised for Denali

Continued softness in Denali operating performance could impact capacity and cost of the debt execution

Leveraged finance market volatility has increased over the last several weeks due to concerns over the pending fiscal cliff although market conditions remain strong

Debt can be raised through a combination of Term Loans (pro rata and institutional) and high yield bonds

A majority of the new debt raised will likely be secured in order to minimize costs

PROCESS UPDATE AND KEY TRANSACTION CONSIDERATIONS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Key considerations for additional suitors

Approach others pre-signing

Opportunity to create additional competitive tension

Ability to run an efficient process using extensive diligence preparation to date

Other financial sponsors exist with potential ability to act

Risk of leak increases

May result in a longer process

Financial buyers have similar return hurdles that drive value

Do not approach others pre-signing

Unlikely to see any material difference, given comparable LP make-up and return hurdles

Minimize risk of leak

Protect management bandwidth

Speed

Pre-signing competition limited to one existing sponsor

Other parties’ willingness to participate in a go-shop

Risk that remaining sponsor could drop out of process

If the Board decides to contact other parties, it is imperative that the founding shareholder remains a neutral party, accessible to all potential buyers

PROCESS UPDATE AND KEY TRANSACTION CONSIDERATIONS

DENALI

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Perspectives on Sponsor A and Silver Lake’s market share in large LBOs

Sponsor A

Investment in top 5 largest LBOs of all-time

Investment in top 5 largest technology LBOs of all-time

$43.5 8/9/07

$33.1 7/24/06

$29.7 3/30/07

$28.6 5/19/07

$28.5 2/28/89

$29.7 3/30/07

$16.6 12/1/06

$11.3 8/12/05

$10.2 9/29/06

$8.0 10/26/07

Source: Company filings, PitchBook

PR OC E S S U P DAT E AND K EY T R ANSA CTI O N C O N S I D ERAT IO NS

DE N A L I

Preliminary Analysis For Discussion Purposes Only Strictly Private and Confidential

Other potential financial sponsors to be considered

Selected financial sponsors

Sponsor

Fund size Selected investments: ($bn) Computer Hardware

Selected investments: Enterprise Software

Selected investments: IT Services

Selected investments: Co-location / Data Center

Hansen Info Tech, First Data*, $14.5 Concurrent Computer* Infor Global Sol., Booz Allen, Expert Global, Kronos, SSA Global Tech SRA International*

HCA InfoTech, GOME Electrical Appliances Applied Systems, MYOB, $10.0 FleetCor Technologies, Holdings Siemens Product* SunGard, WorldPay

Gemini Voice Solutions*,

Aveo*, $16.2 – Retail Pro*, CMS Info, StorageApps*

ARINC, BDM*,

Blackboard, Arsys Internet, Cirrascale*, Booz Allen, $13.7 Broadleaf, DBC, NextRound, CoreSite, Calypso Open Solutions, Open Solutions, SS&C Equinix* Vivid, Syniverse*

Sponsor B

Source: Capital IQ, Preqin, company websites

* Denotes past investment

P R O C E S S U P DAT E AND K EY T R ANSA CTI O N C O N S I D ERAT IO NS

DE N A L I

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Agenda

Page

Perspectives on industry trends and Denali valuation observations 1

Process update and key transaction considerations 13

Strategic alternatives update 23

Process timing and next steps 28

Appendix 30

DENALI DISCUSSION MATERIALS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Other strategic alternatives to potentially enhance shareholder value

Enhanced Capital Distribution

Levered recap

Dividend increase

Separation of EUC business

Transformative acquisitions

Sale to strategic

Benefits

+ Levered share buyback should support current stock price and drive EPS accretion (signal undervaluation)

+ Ample firepower at A- rating

+ Utilize strong free cash flow to increase dividend

+ Dividend payers rewarded in the market

+ Should remove revenue and margin volatility and improve financial stability

+ Should eliminate long-term secular pressure from PC industry

+ Opportunity to focus investments on higher growth / margin Enterprise business

+ Grow Enterprise, Software, and Services businesses in targeted areas

+ Opportunity to improve growth and margin profile

+ Synergy potential allows for incremental value creation

+ Immediate value creation

+ De-risks standalone plan

Challenges

- Limits strategic / financial flexibility going forward

- Low domestic cash flow and limited cash to pay interest

- Currently expected to consume ~100% of U.S. cash flow

- Signals lack of attractive organic investment opportunities

- Payout higher than peers

- Diminishing marginal returns with yields beyond 3.0-3.5%

- Loss of scale and intersegment synergies

- Potential impact on remaining segments, including S&P, Services and DFS

- Potentially diminished free cash flow and debt capacity

- Timing, feasibility and complexity in a deteriorating industry environment

- Actionability of targets of scale at reasonable valuations

- Market not ascribing value for $11.5bn spent on acquisitions since 2009

- Market reaction and integration risk

- Interloper risk for key assets

- Limited currently available U.S. cash

- Uncertainty in macro environment

- Transaction size likely a deterrent

- Strategic buyer for the entire business is unlikely

STRATEGIC ALTERNATIVES UPDATE

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Separation of EUC business - preliminary assessment of potential value creation

Scenario

Impact on Denali

Pro forma Denali valuation (FY14E EV / EBITDA)

FY14E EV / EBITDA

Value of EUC

Dis-synergies

PF debt

PF cash

Debt / FY13E EBITDA

6.0x

7.0x

1 Spin of EUC

1.8x SpinCo debt / FY13E EBITDA $2,000mm of cash at SpinCo SpinCo trades at 3.0x FY14E EV / EBITDA

Premium to current

$12.96

$13.93

3.0x

$7,590

($550)

$4,556

$12,180

2.9x

34.4%

44.5%

Implied break-even EV / FY14E EBITDA:

2.6x

2

1.8x SpinCo debt / FY13E EBITDA

Spin-Merge

$550mm of synergies at Lenovo NewCo

of EUC

PF Lenovo NewCo leverage of 3.0x and $6,642mm dividend to Lenovo shareholders to meet Morris Trust requirements with

3.9x PF Lenovo NewCo FY14E EV / EBITDA

Lenovo1

$13.56

$14.53

3.0x

$7,590

($550)

$4,556

$14,180

2.9x

40.7%

50.7%

Implied break-even EV / FY14E EBITDA:

2.0x

Source: Management forecast, Wall Street research, FactSet

Note: Market data as of 11/30/12; Assumes transaction date of 11/30/12, assumes WholeCo current debt of $9,034mm and cash of $14,180mm

1 Lenovo is for illustrative purposes only

STRATEGIC ALTERNATIVES UPDATE

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Case study - HP’s announced separation of the Personal Systems Group (PSG)1

Overview of separation announcement

Positioned as an opportunity to accelerate HP’s transformation into higher growth / margin categories

Was expected to be completed in 12-18 months

Stock price closed at $23.60 per share, dropping 20% for the day to a six-year low

Isolating impact on stock price is challenging

Negative reception of $11.7bn Autonomy acquisition

Plan to shut down WebOS ($1.2bn Palm acquisition) perceived as a mis-step

3 consecutive quarters of below consensus guidance

Poor articulation of benefits / near-term dis-synergies

HP’s case study is informative but not indicative of investor reaction for a Denali separation of EUC

Street perspectives at announcement

Positives

“Longer term, separating PSG from HP should help accelerate the company’s revenue growth and improve the overall profitability.”

Negatives

“We believe this strategic evaluation has the potential to be extremely disruptive to the normal course of business (negatively impacts commodity procurement, distribution, partnering etc).”

“We believe mgmt will have its hands full in looking for

strategic options for PSG (& webOS business), allaying customer support concerns in the event of a spin-off/sale (a process that could take 12-18 months) & integrating its announced acquisition.”

Source: Wall Street research

Stock price performance - Pre announcement of PSG separation and post decision to retain PSG

$40.00

$35.00

$30.00

$25.00

$20.00

$15.00

8/18/11: Announcements:

Lowered revenue / EPS guidance

Planned separation of PSG

Autonomy acquisition

Discontinuation of webOS devices

9/22/11: Meg Whitman

replaces Leo Apotheker

as President and CEO

10/27/11:

Decides to

keep PSG

Denali

(8.0%)

PC peers2

(8.8%)

HP

(13.6%)

10/31/11:

Phil McKinney, CTO

of PSG, retires

08/11/11 08/27/11 09/13/11 09/30/11 10/17/11 11/03/11

Source: Company filings, Wall Street research

1 Personal Systems Group includes desktops, notebooks, workstations and related accessories, software and services;

2 PC peers include Acer, ASUS and Lenovo

STRATEGIC ALTERNATIVES UPDATE

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Advisors’ work plan for evaluating an EUC separation

Business / Operational

Scope of linkages between solutions groups

Determining the lines of any separation

Scale of potential dis-synergies in a separation (including supply chain implications)

Dis-entanglement of existing agreements across current customers and products within enterprise businesses

Sales force / go-to-market effort

Treatment of DFS

Assessment of potential shared services following a separation

Feasibility and timing to effect

Alignment of brand license and other IP

Management

Financial

Formation of standalone business / financials models

Direct vs. allocated cost

Determining appropriate capital structure and assigning corporate liabilities

Basis in the assets under consideration

Timing

Typically takes 12 to 18 months to analyze and execute (e.g., HP, Motorola, NCR)

STRATEGIC ALTERNATIVES UPDATE

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Agenda

Page

Perspectives on industry trends and Denali valuation observations 1

Process update and key transaction considerations 13

Strategic alternatives update 23

Process timing and next steps 28

Appendix 30

DENALI DISCUSSION MATERIALS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Proposed Denali workflow timeline

October 2012 November 2012 December 2012 January 2013

S M T W T F S S M T W T F S S M T W T F S S M T W T F S

1 2 3 4 5 6 1 2 3 1 1 2 3 4 5

7 8 9 10 11 12 13 4 5 6 7 8 9 10 2 3 4 5 6 7 8 6 7 8 9 10 11 12

14 15 16 17 18 19 20 11 12 13 14 15 16 17 9 10 11 12 13 14 15 13 14 15 16 17 18 19

21 22 23 24 25 26 27 18 19 20 21 22 23 24 16 17 18 19 20 21 22 20 21 22 23 24 25 26

28 29 30 31 25 26 27 28 29 30 23 24 25 26 27 28 29 27 28 29 30 31

30 31

Date

Going private alternative

Public alternative

Week of December 3

Submission of revised indication of interest

Special Committee and Board update on

Special Committee / Board review of revised

status of public alternatives

indication

Review calling additional sponsors /

partnering alternatives

Decide if to proceed to Phase 3

Weeks of December

If applicable, begin confirmatory diligence

Refine work plan and ongoing work on

10–31

(enlarge circle of advisors and Denali

public alternatives towards finalizing

representatives)

recommendations

Distribute purchase agreements

Finalize recommendations

Week of December

Sponsors to engage financing sources

10

Week of January 7

Finalize diligence

BCG, J.P. Morgan and Debevoise present

Finalize mark-up of / negotiate purchase

final recommendation on feasibility and

agreements

potential value impact of public alternatives

Finalize financing commitment papers

Week of January 14

Binding offers received

Full Board meeting

Special Committee meeting to review

Next steps / announce recommended

definitive offers

transaction, as applicable

Full Board meeting to review definitive offers

Finalize negotiations and announce, if

applicable

PROCESS TIMING AND NEXT STEPS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Agenda

Page

Perspectives on industry trends and Denali valuation observations 1

Process update and key transaction considerations 13

Strategic alternatives update 23

Process timing and next steps 28

Appendix 30

DENALI DISCUSSION MATERIALS

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Denali’s operating performance vs. peers

Select operating metrics

CY11A rev. growth1 CY12E rev. growth1 CY13E rev. growth1 CY13E EBIT mgn. CY12-14E EPS CAGR

Denali (Mgmt)2 (0.1)% (9.8)% 1.7% 7.0% 12.5%

Denali (Street) (0.1)% (11.0)% (4.1)% 6.7% (0.1)%

(0.4)% (6.8)% (5.7)% 8.2% (5.6)%

(10.9)% 10.9% 15.5% 5.2% 7.1%

EUC

35.5% 19.6% 13.4% 2.3% 19.1%

(24.4)% (7.1)% 3.0% 1.0% nm

Median: (10.9%) Median: 10.9% Median: 13.4% Median: 2.3% Median: 13.1%

Segment: (1.2%)3 / 53.6%4 Segment: (13.8%)3 / 49.8%4 Segment: 0.9%3 / 48.2%4 Segment: 2.8%5

6 9.9% (0.0)% 1.8% 3.1% 5.3%

7

8.7% (5.0)% 0.4% 1.2% 13.7%

S&P

9.7% (6.5)% (0.7)% 3.1% 5.6%

5.0% 0.2% (0.7)% 1.4% 16.4%

Median: 9.2% Median: (2.2%) Median: (0.1%) Median: 2.3% Median: 9.7%

Segment: 0.4%3 / 16.5%4 Segment: (9.9%)3 / 16.0%4 Segment: 2.0%3 / 15.7%4 Segment: 9.0%5

16.0% 8.0% 9.4% 22.1% 22.0%

7.7% 6.1% 8.7% 37.7% 33.1%

13.3% 2.5% 6.6% 11.1% 28.7%

18.6% 1.3% 4.7% 46.4% 10.3%

Enterprise

5.4% 4.3% 4.5% 25.7% 11.4%

6.8% (2.4)% 2.2% 22.5% 10.1%

Median: 10.5% Median: 3.4% Median: 5.6% Median: 24.1% Median: 16.7%

Segment: 3.8%3 / 16.6%4 Segment: 2.8%3 / 18.4%4 Segment: 7.9%3 / 19.0%4 Segment: 3.0%5

18.5% 14.9% 11.0% 17.8% 11.4%

(0.6)% (1.2)% 0.6% 9.1% 6.7%

Services

(1.0)% (2.5)% (0.7)% 6.2% 15.6%

Median: (0.6%) Median: (1.2%) Median: 0.6% Median: 9.1% Median: 11.4%

Segment: 8.5%3 / 13.4%4 Segment: 2.3%3 / 14.8%4 Segment: 4.1%3 / 14.8%4 Segment: 29.8%5

5.8% 3.9% 5.0% 28.4% 22.1%

5.6% 3.3% 2.8% 21.5% 15.0%

Software

7.0% (1.0)% 0.4% 32.4% 6.8%

Median: 5.8% Median: 3.3% Median: 2.8% Median: 28.4% Median: 15.0%

Segment: nm3 / nm4 Segment: nm3 / 1.0%4 Segment: nm3 / 2.3%4 Segment: (5.7%)5

Source: Company filings, Company plan, Wall Street research, FactSet as of 11/30/12

Note: Companies sorted by CY2012 -13E organic revenue growth in descending order; Denali January FYE shown as calendar year; medians exclude Denali and HP; EBIT and EPS include stock-based comp expense but exclude non-recurring items; Insight CY11-13 EPS CAGR shown

1Represents organic growth

2 Revised management plan presented to the Board of Directors on September 21, 2012

3 Represents segment revenue growth; Historical segment breakdown based on Company filings and projected segment breakdown based on revised management plan presented to the Board of Directors on September 21, 2012

4 Represents segment revenue contribution based on revised management plan presented to the Board of Directors on September 21, 2012

5 Represents segment margin based on revised management plan presented to the Board of Directors on September 21, 2012; D&A allocated based on segment revenue contribution to total revenue

6 Tech Data CY13E EBIT margin not pro-forma for acquisition of select distribution companies from SDG

7 Ingram Micro CY13E EBIT margin pro-forma for acquisition of Brightpoint

APPENDIX

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Current trading dynamics vs. peers

CY13E FV/EBITDA Cash adj. CY13E FV/EBITDA1 CY13E P / E

Denali (Street) 2.7x 3.8x 5.8x

3.2x 3.5x 3.8x

5.9x 5.9x 10.4x

EUC 6.0x 6.0x 14.4x

7.2x 7.2x 22.9x

Median: 6.0x Median: 6.0x Median: 14.4x

2 3.5x 3.7x 7.6x

3 4.2x 4.2x 7.8x

S&P 6.1x 6.4x 8.4x

4.2x 4.2x 6.9x

Median: 4.2x Median: 4.2x Median: 7.7x

8.3x 8.5x 13.9x

5.2x 5.8x 8.6x

7.1x 7.8x 17.9x

Enterprise 7.5x 8.0x 11.4x

5.3x 6.3x 10.0x

8.3x 8.5x 11.4x

Median: 7.3x Median: 7.9x Median: 11.4x

9.9x 9.9x 14.1x

Services 5.5x 5.5x 6.2x

3.8x 3.9x 12.2x

Median: 5.5x Median: 5.5x Median: 12.2x

7.4x 7.6x 12.8x

Software 5.9x 6.2x 12.7x

4.9x 5.1x 9.5x

Median: 5.9x Median: 6.2x Median: 12.7x

3-year NTM4 FV/EBITDA

15.0x Denali

Average Denali HP PC Enterprise

HP Current 2.7x 3.2x 6.6x 6.3x

1-year 3.4x 3.9x 6.0x 6.7x

PC 2-year 3.6x 4.2x 6.3x 7.3x

3-year 3.9x 4.7x 6.5x 7.7x

12.0x Enterprise

9.0x

6.6x

6.0x 6.3x

3.2x

3.0x 2.7x

0.0x

11/30/09 07/07/10 02/11/11 09/18/11 04/24/12 11/30/12

3-year NTM4 P/E

Average Denali HP PC Enterprise S&P500

Current 5.8x 3.8x 11.7x 11.3x 12.1x

1-year 6.7x 5.1x 11.5x 11.9x 12.3x

2-year 7.6x 6.0x 11.1x 12.7x 12.3x

3-year 8.6x 7.3x 11.3x 13.3x 12.6x

Source: Company filings, FactSet (market data as of 11/30/12)

Note: Denali January FYE shown as calendar year; median excludes Denali and HP; Companies sorted by CY2012-13E organic revenue growth in descending order; EBIT and EPS include stock-based comp expense but exclude non-recurring items

1 Firm value adjusted for repatriation of foreign cash, assuming a friction cost of 35%; 2 Tech Data not pro-forma for acquisition of select distribution companies from SDG; 3 Ingram Micro pro-forma for acquisition of Brightpoint; 4 NTM defined as next twelve months

APPENDIX

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Illustrative sensitivity to the Management case

FY16E WholeCo Revenue ($ in billions)

$70.0

$66.6

$62.9

$59.9

$57.1

FY13-16E CAGR:

EUC: (5.0%) (2.5%) 0.0% 2.9% 5.5%

WholeCo: (0.2%) 1.4% 3.1% 5.0% 6.8%

FY16E WholeCo EPS

FY13-16E EUC revenue CAGR

(5.0%) (2.5%) 0.0% 2.9% 5.5%

Chg in FY16E EUC GM / OM

0% $2.06 $2.15 $2.25 $2.37 - 9/21 mgmt $2.48

(2%) $1.72 - Consensus $1.83 $1.91 $1.98 $2.08 $2.17

$1.06 - Market-low case

(4%) $1.60 $1.66 $1.72 $1.79 $1.85

Present value at 5.8x current FY14E P/E1

Chg in FY16E EUC GM / OM 0% $9.00 $9.40 $9.82 $10.35 $10.84

(2%) $7.99 $8.32 $8.66 $9.07 $9.46

(4%) $6.99 $7.23 $7.49 $7.80 $8.09

Source: Management estimates

Note: Assumes S&P grows proportional to EUC, no impact to $ amount operating expenses, Support & Deployment component of Services attach rate of 9.5% to EUC sales

1 Assumes 15.0% cost of equity

APPENDIX

DENALI

Preliminary Analysis - For Discussion Purposes Only Strictly Private and Confidential

Transaction pricing matrix

$ in millions, except per share data

Market price Offer

Price $9.64 $12.70

Offer price premium / (discount) to:

Current unaffected of $9.64 0.0% 31.7%

3-month average of $9.79 (1.6%) 29.7%

6-month average of $10.94 (11.9%) 16.1%

Diluted shares outstanding 1,784.2 1,787.2

Equity value $17,200 $22,698

Plus: debt $9,034 $9,034

Less: cash $14,180 $14,180

Enterprise value $12,054 $17,552

Memo: Adj. cash $9,777 $9,777

Absolute premium $0 $5,498

Premium to enterprise value 0.0% 45.6%

EV/EBITDA EBITDA

FY14E $4,381 2.8x 4.0x

FY14E - Cash adjusted1 $4,381 3.8x 5.0x

P/E EPS

FY14E $1.67 5.8x 7.6x

Source: Company filings, Wall Street research, FactSet

1 Enterprise value adjusted for repatriation of foreign cash, assuming a friction cost of 35%

APPENDIX

DENALI